SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 5, 2009

 Silverton Adventures, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-153626	80-5072317
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5070 Arville Street #7
Las Vegas, Nevada 89118
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(702) 876-1539
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On September 2, 2009 Board of Directors of the Registrant received notification that Moore & Associates Chartered (Moore), its independent registered public account firm, has had its registration revoked by the Public Company Accounting Oversight Board (“PCAOB”).  Moore’s registration was revoked because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a board investigation.

On September 2, 2009, the Company concluded that it would need to re-audit previously-issued financial statements included in the Company’s most recent Form S-1/A filed on December 19, 2008.  The financial statements included in said filing will be re-audited due to the fact that such financial statements were audited by Moore and, due to the revocation of Moore’s registration, these filings and consents cannot be included in future filing made with the Securities and Exchange Commission and therefore should not be relied upon.  At this time the Company does not expect there to be any material changes to the financial statements included in the Company’s most recent Form S-1/A as a result of the re-audit.

During the registrant's two most recent fiscal years and any subsequent interim periods through the date of resignation on August 7, 2009, there were no disagreements with Moore and Associates, Chartered, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The Company is unable to obtain an Exhibit 16.1 letter for this Form 8-K.

b) The Company is actively seeking a new engagement and will file a new 8-K announcing the Company’s new auditor as soon as one is found.

ITEM 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Silverton Adventures, Inc.
Date: October 5, 2009	/s/ Sarit Mor
By: Sarit Mor
Chief Executive Officer Interim Chief Financial Officer